UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2011
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 North Green Bay Avenue Milwaukee, WI	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 1, 2011, Johnson Controls, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, $1.6 billion in floating and fixed rate notes consisting of the following four series: $350 million aggregate principal amount of the Company’s Floating Rate Notes due 2014 (the “Floating Rate Notes”), $450 million aggregate principal amount of the Company’s 1.75% Senior Notes due 2014 (the “2014 Fixed Rate Notes”), $500 million aggregate principal amount of the Company’s 4.25% Senior Notes due 2021 (the “2021 Fixed Rate Notes”) and $300 million aggregate principal amount of the Company’s 5.70% Senior Notes due 2041 (the “2041 Fixed Rate Notes” and collectively with the Floating Rate Notes, 2014 Fixed Rate Notes and 2021 Fixed Rate Notes, the “Notes”), in a public offering (the “Offering”). The Company filed a Current Report on Form 8-K dated February 1, 2011 with respect to its execution of the Underwriting Agreement and the Offering.
     On February 4, 2011, the Company completed the Offering. The Notes were issued under an Indenture (the “Indenture”), dated as of January 17, 2006, between the Company and U.S. Bank National Association as successor Trustee (the “Trustee”), and pursuant to an Officers’ Certificate, dated February 4, 2011 (the “Certificate”). The Certificate provides, among other things, that the Floating Rate Notes bear interest at three-month LIBOR plus 0.41% with interest payable quarterly on February 4, May 4, August 4 and November 4, beginning on May 4, 2011. The Certificate also provides that the 2014 Fixed Rate Notes bear interest at a rate of 1.75% per year, the 2021 Fixed Rate Notes bear interest at a rate of 4.25% per year and the 2041 Fixed Rate Notes bear interest at a rate of 5.70% per year, with interest payable on March 1 and September 1 of each year, beginning on September 1, 2011. Additionally, the Certificate also provides that the Floating Rate Notes mature on February 4, 2014, the 2014 Fixed Rate Notes mature on March 1, 2014, the 2021 Fixed Rate Notes mature on March 1, 2021 and the 2041 Fixed Rate Notes mature on March 1, 2041. The description of the Officers’ Certificate set forth above is qualified by reference to the Officers’ Certificate filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
(4.1)	Officers’ Certificate, dated February 4, 2011, establishing the Floating Rate Notes due 2014, 1.75% Senior Notes due 2014, 4.25% Senior Notes due 2021 and 5.70% Senior Notes due 2041.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
By:	/s/ Frank A. Voltolina
Frank A. Voltolina
Vice President and Corporate Treasurer

Date: February 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

(4.1)	Officers’ Certificate, dated February 4, 2011, establishing the Floating Rate Notes due 2014, 1.75% Senior Notes due 2014, 4.25% Senior Notes due 2021 and 5.70% Senior Notes due 2041.

4